UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2020
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 29, 2020, Sonic Automotive, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”).
(b) At the Annual Meeting, the Company’s stockholders (i) elected all ten of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2020; (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2019; and (iv) approved the amendment and restatement of the Sonic Automotive, Inc. 2012 Formula Restricted Stock and Deferral Plan for Non-Employee Directors (the “2012 Formula Plan”). The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 18, 2020.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
O. Bruton Smith	134,913,687	12,384,501	11,097	2,180,308
David Bruton Smith	141,377,830	5,920,359	11,096	2,180,308
Jeff Dyke	138,588,519	8,709,671	11,095	2,180,308
William I. Belk	133,865,741	13,431,932	11,612	2,180,308
William R. Brooks	133,878,805	13,419,069	11,411	2,180,308
Victor H. Doolan	134,150,451	12,984,804	174,030	2,180,308
John W. Harris III	129,060,120	18,237,753	11,412	2,180,308
Robert Heller	142,521,190	4,776,482	11,613	2,180,308
Marcus G. Smith	133,401,380	13,896,393	11,512	2,180,308
R. Eugene Taylor	133,764,042	13,533,832	11,411	2,180,308
2. Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,247,200	143,840	98,553	—
3. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,872,346	9,314,478	122,461	2,180,308
4. Approval of the amendment and restatement of the 2012 Formula Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,429,951	5,794,748	84,586	2,180,308

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

May 1, 2020	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel